UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2005

Rotech Healthcare Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50940	030408870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2600 Technology Drive, Suite 300

Orlando, Florida 32804

(Address of Principal Executive Offices) (Zip Code)

(407) 822-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of October 10, 2005, the Board of Directors of Rotech Healthcare Inc. (the “Company”) unanimously voted to appoint James H. Bloem as director to fill the existing vacancy on the Company’s Board of Directors. Mr. Bloem has been appointed by the Board to serve until the date of the next annual meeting of stockholders. The Board has also appointed Mr. Bloem to serve on the Audit Committee of the Board of Directors.

Since February 2001, Mr. Bloem has served as Senior Vice President, Chief Financial Officer and Treasurer of Humana Inc., a publicly traded health benefits company. Mr. Bloem has extensive experience as a senior financial and operating executive for publicly traded companies as well as a corporate and tax attorney and certified public accountant in private practice. Mr. Bloem is a graduate of Calvin College, Vanderbilt Law School and Harvard Business School.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROTECH HEALTHCARE INC.

Date: October 10, 2005	By:	/s/ Barry E. Stewart
Barry E. Stewart
Chief Financial Officer

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